SEMI

Annual



[GRAPHIC APPEARS HERE]



                                 MARCH 31, 2002

                                 Report


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO



[LOGO APPEARS HERE]

FRANKLIN TEMPLETON
  INVESTMENTS

          THANK YOU FOR INVESTING WITH   [PHOTO APPEARS HERE]
      FRANKLIN TEMPLETON. WE ENCOURAGE
 OUR INVESTORS TO MAINTAIN A LONG-TERM   ROGER A. BAYSTON
     PERSPECTIVE AND REMEMBER THAT ALL   PORTFOLIO MANAGER
   SECURITIES MARKETS MOVE BOTH UP AND   FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
 DOWN, AS DO MUTUAL FUND SHARE PRICES.
       WE APPRECIATE YOUR PAST SUPPORT
      AND LOOK FORWARD TO SERVING YOUR
  INVESTMENT NEEDS IN THE YEARS AHEAD.





FRANKLINTEMPLETON.COM

[GRAPHIC APPEARS HERE]

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Visit franklintempleton.com today, click on
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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN STRATEGIC MORTGAGE PORTFOLIO SEEKS TO OBTAIN A HIGH LEVEL OF TOTAL RETURN RELATIVE TO THE PERFORMANCE OF THE GENERAL MORTGAGE SECURITIES MARKET BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN A PORTFOLIO OF MORTGAGE SECURITIES CREATED FROM POOLS OF MORTGAGES WHICH ARE ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. 1
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Strategic Mortgage Portfolio covers the period ended March 31, 2002. The U.S. economy experienced a remarkable turnaround during the six months under review. The reporting period began with the nation reeling from the aftershocks of the September 11 terrorist attacks and the economy contracting in third quarter 2001. Seeking to lower borrowing costs and stimulate economic growth, the Federal Reserve Board (the Fed) maintained its easing trend and lowered the federal funds target rate from 3.50% at the beginning of the period to 1.75% on December 31, 2001, its lowest level in more than 40 years.





1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 7.





CONTENTS

Shareholder Letter ....................       1

Performance Summary ...................       5

Financial Highlights &
Statement of Investments ..............       6

Financial Statements ..................      10

Notes to
Financial Statements ..................      13




[GRAPHIC APPEARS HERE]

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

WHAT IS A MORTGAGE PASS-THROUGH SECURITY?

A MORTGAGE PASS-THROUGH SECURITY REPRESENTS POOLED MORTGAGES THAT ARE REPACKAGED INTO A SECURITY AND SOLD TO INVESTORS. SUCH SECURITIES PASS MORTGAGE HOLDER PRINCIPAL AND INTEREST PAYMENTS FROM THE ORIGINATING FINANCIAL INSTITUTIONS THROUGH A GOVERNMENT AGENCY OR SOME OTHER INTERMEDIARY AND THEN TO INVESTORS.

The Fed's efforts and significant government spending for the war in Afghanistan and homeland security contributed to an unexpected fourth quarter 2001 annualized gross domestic product (GDP) growth rate of 1.7%, the strongest quarterly pace since the fourth quarter of 2000. Retail sales, largely driven by incentives from auto manufacturers, also bolstered the economy with a sharp increase of 6.4% in October, which helped fourth quarter GDP outperform expectations. Anticipating increased demand, business activity accelerated later in the period as companies began rebuilding inventories following rapid liquidation that had occurred in the previous few quarters. In particular, the service and manufacturing sectors strengthened while the housing sector continued to be one of the economy's healthiest. As consumer and business confidence improved, and inventories were rebuilt, first quarter 2002 GDP extended the economy's upswing with an estimated 5.8% annualized growth rate.

The Fed left the federal funds target rate unchanged from January through period-end and switched to a neutral bias at its March 2002 meeting. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding at a significant pace and the risk of another economic downturn was balanced with the risk of increased inflation pressures. Inflation, as measured by the Consumer Price Index, remained fairly contained during the six-month period, allowing the Fed to keep short-term rates low.

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments

                                              3/31/02             9/30/01
-------------------------------------------------------------------------
30-Year Mortgage Pass-Throughs                 66.22%              42.06%

Adjustable Rate Mortgage                       12.41%              37.72%

15-Year Mortgage Pass-Throughs                 10.76%              12.01%

Manufactured Housing ABS                        8.70%               7.94%

Balloon Mortgage Pass-Throughs                  0.00%               0.02%

Cash & Equivalents                              1.91%               0.25%



Within this environment, Franklin Strategic Mortgage Portfolio delivered a +1.25% six-month cumulative total return for the period ended March 31, 2002, as shown in the Performance Summary on page 5. In comparison, the Fund's benchmark, the Salomon Brothers Mortgage-Backed Securities Index, returned 1.12% during the same time. 2 Over the long term, the Fund has also delivered solid returns, as shown in the Performance Summary.

Mortgage rates rose during the period and prepayment risk fell. Seeking to take advantage of lower prepayment risk, we invested in higher coupon bonds across the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) asset classes. We also continued to look to the mortgage related asset-backed securities markets for relative value opportunities and diversification benefits.





DIVIDEND DISTRIBUTIONS*
10/1/01-3/31/02

                      DIVIDEND
MONTH                 PER SHARE
--------------------------------
October             5.2676 cents

November            4.6283 cents

December            4.8983 cents

January             5.2646 cents

February            4.9817 cents

March               4.4456 cents
--------------------------------
TOTAL              29.4861 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.






2. Source: Standard & Poor's Micropal. The unmanaged Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 GNMA, FNMA and FHLMC issues. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.



Looking forward, we are optimistic about Franklin Strategic Mortgage Portfolio. We believe the Fed will not raise rates beyond market expectations, as inflation remains fairly well-contained and the certainty and stability of an economic rebound are still in question. The Fund's fixed income investments should benefit from the current, low interest rate environment as this tends to support bond prices.

Sincerely,


/s/ Roger A. Bayston
--------------------
Roger A. Bayston
Portfolio Manager
Franklin Strategic Mortgage Portfolio





This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE            3/31/02     9/30/01
--------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.25            $10.02      $10.27
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                     $0.294861
Short-Term Capital Gain             $0.082300
                                    ---------
         Total                      $0.377161




PERFORMANCE

                                                                 INCEPTION
CLASS A                            6-MONTH   1-YEAR    5-YEAR    (2/1/93)
----------------------------------------------------------------------------
Cumulative Total Return(1)         +1.25%    +6.40%    +44.79%    +87.33%
Average Annual Total Return(2)     -3.09%    +1.86%     +6.75%     +6.59%
Distribution Rate(3)                     5.56%
30-Day Standardized Yield(4)             4.89%




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. The Fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, total return and distribution rate to shareholders. Without this waiver, the Fund's total return and distribution rate would have been lower and yield for the period would have been 4.62%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of March's 4.4456 cent per share monthly dividend and the maximum offering price per share of $10.46 on 3/31/02.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/02.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance does not guarantee future results.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Highlights

                                                        SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                         MARCH 31, 2002  ------------------------------------------------------
                                                          (UNAUDITED)    2001        2000        1999        1998        1997
                                                        -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $10.27      $ 9.77        $9.74      $10.14      $ 9.96       $9.74
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................      .265        .657         .663        .627        .660        .708
 Net realized and unrealized gains (losses) ...........     (.138)       .539         .043       (.400)       .179        .220
                                                        -----------------------------------------------------------------------
Total from investment operations ......................      .127       1.196         .706        .227        .839        .928
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ................................     (.295)      (.693)       (.676)      (.627)      (.659)      (.708)
 Realized capital gain ................................     (.082)         --           --          --          --          --
                                                        -----------------------------------------------------------------------
Total distributions ...................................     (.377)      (.693)       (.676)      (.627)      (.659)      (.708)
                                                        -----------------------------------------------------------------------
Net asset value, end of period ........................    $10.02      $10.27        $9.77      $ 9.74      $10.14       $9.96
                                                        -----------------------------------------------------------------------
Total return(a) .......................................     1.25%      12.60%        7.60%       2.30%       8.71%       9.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................  $272,323    $188,330      $49,572     $32,877     $14,551      $8,934
Ratios to average net assets:
 Expenses .............................................      .25%(c)     -- %         -- %        -- %        -- %        -- %
 Expenses excluding waiver and payments by affiliate ..      .55%(c)     .59%         .57%        .65%        .74%        .82%
 Net investment income ................................     4.96%(c)    5.98%        6.87%       6.32%       6.56%       7.18%
Portfolio turnover rate(b) ............................    48.49%      87.91%       42.00%      41.72%      38.15%      13.59%


(a)Total return does not reflect sales commissions and is not annualized for periods less than one year.
(b)The portfolio turnover rate excludes mortgage dollar roll transactions.
(c)Annualized



                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 106.4%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 6.6%
   FHLMC, 6.00%, 1/01/32 ..........................................................................  $   665,375    $    646,269
(a)FHLMC, 6.50%, 3/01/09 - 5/01/31 ................................................................      494,362         495,167
   FHLMC, 7.00%, 6/01/09 - 4/01/30 ................................................................    5,786,656       5,902,280
(a)FHLMC, 7.50%, 4/01/10 - 1/01/31 ................................................................    4,671,869       4,844,862
   FHLMC, 8.00%, 1/01/10 - 1/01/26 ................................................................       44,565          47,248
   FHLMC, 8.50%, 12/01/24 .........................................................................       31,204          33,652
   FHLMC, 9.50%, 12/01/22 - 4/01/32 ...............................................................    5,575,224       5,966,813
                                                                                                                    ------------
                                                                                                                      17,936,291
                                                                                                                    ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 4.1%
   FHLMC, ARM, 6.50%, 4/01/17 .....................................................................      250,157         252,105
(a)FHLMC, ARM, 6.977%, 9/01/27 ....................................................................    1,069,253       1,095,109
(a)FHLMC, ARM, 7.037%, 5/01/22 ....................................................................      501,882         510,927
(a)FHLMC, ARM, 7.252%, 11/01/16 ...................................................................    1,042,749       1,060,757
(a)FHLMC, ARM, 7.355%, 7/01/22 ....................................................................      954,558         979,804
(a)FHLMC, ARM, 7.61%, 11/01/19 ....................................................................      987,835       1,057,292
   FHLMC, ARM, 7.906%, 1/01/28 ....................................................................    1,933,657       1,970,749
(a)FHLMC, ARM, 8.079%, 5/01/20 ....................................................................    1,122,553       1,145,537
   FHLMC, ARM, 8.323%, 4/01/24 ....................................................................    1,235,225       1,282,500
(a)FHLMC, ARM, 8.325%, 3/01/19 ....................................................................      607,754         619,381
(a)FHLMC, ARM, 8.333%, 11/01/25 ...................................................................      310,081         315,833
(a)FHLMC, ARM, 8.50%, 4/01/18 .....................................................................      916,612         932,610
                                                                                                                    ------------
                                                                                                                      11,222,604
                                                                                                                    ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 60.4%
(a)FNMA, 5.50%, 5/01/14 - 12/01/16 ................................................................    7,815,879       7,630,988
(a)FNMA, 6.00%, 3/01/11 - 3/01/32 .................................................................   33,146,106      32,585,239
(a)FNMA, 6.50%, 9/01/08 - 1/01/32 .................................................................   77,219,445      77,040,972
(a)FNMA, 7.00%, 7/01/09 - 1/01/32 .................................................................   30,753,904      31,392,251
(a)FNMA, 7.50%, 7/01/09 - 1/01/32 .................................................................   12,131,471      12,579,682
   FNMA, 8.00%, 1/01/25 - 7/01/31 .................................................................      978,013       1,028,481
(a)FNMA, 8.50%, 7/01/24 - 4/01/30 .................................................................      168,470         180,613
   FNMA, 9.00%, 1/01/25 ...........................................................................       21,960          24,071
(a)FNMA, 9.50%, 11/01/15 - 6/01/28 ................................................................    1,399,861       1,532,470
   FNMA, 10.00%, 8/01/15 - 9/01/20 ................................................................      543,677         602,974
                                                                                                                    ------------
                                                                                                                     164,597,741
                                                                                                                    ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 8.2%
(a)FNMA, ARM, 3.475%, 1/01/17 .....................................................................    1,504,644       1,525,333
(a)FNMA, ARM, 5.817%, 12/01/22 ....................................................................    1,022,298       1,041,595
(a)FNMA, ARM, 5.818%, 7/01/17 .....................................................................      530,592         536,066
   FNMA, ARM, 6.111%, 4/01/18 .....................................................................      206,956         212,740
(a)FNMA, ARM, 6.227%, 6/01/25 .....................................................................      404,741         419,283
(a)FNMA, ARM, 6.250%, 9/01/18 .....................................................................      459,033         467,173
(a)FNMA, ARM, 6.303%, 4/01/21 .....................................................................      543,984         560,820
(a)FNMA, ARM, 6.428%, 5/01/25 .....................................................................      411,726         428,087
(a)FNMA, ARM, 6.434%, 7/01/25 .....................................................................      505,884         522,544
   FNMA, ARM, 6.516%, 10/01/24 ....................................................................    1,680,288       1,733,072

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE (CONT.)
   FNMA, ARM, 6.538%, 10/01/29 ....................................................................   $  844,020      $  866,772
(a)FNMA, ARM, 6.579%, 8/01/27 .....................................................................      434,083         447,111
(a)FNMA, ARM, 6.719%, 7/01/14 .....................................................................    1,366,322       1,390,399
(a)FNMA, ARM, 6.767%, 7/01/27 .....................................................................      849,782         872,588
   FNMA, ARM, 6.79%, 7/01/19 ......................................................................      331,007         340,085
   FNMA, ARM, 6.982%, 5/01/28 .....................................................................    3,443,286       3,511,419
(a)FNMA, ARM, 7.009%, 6/01/17 .....................................................................      651,074         688,588
(a)FNMA, ARM, 7.124%, 5/01/21 .....................................................................    1,542,121       1,572,135
(a)FNMA, ARM, 7.164%, 8/01/26 .....................................................................    2,183,529       2,272,204
   FNMA, ARM, 7.57%, 7/01/26 ......................................................................      331,731         347,879
(a)FNMA, ARM, 7.729%, 12/01/24 ....................................................................      456,017         461,921
(a)FNMA, ARM, 7.803%, 4/01/18 .....................................................................      550,854         558,213
(a)FNMA, ARM, 8.632%, 6/01/30 .....................................................................    1,407,426       1,507,706
                                                                                                                    ------------
                                                                                                                      22,283,733
                                                                                                                    ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 15.4%
(a)GNMA, 6.00%, 12/15/31 ..........................................................................    2,989,631       2,906,747
(a)GNMA, 6.50%, 1/15/24 - 4/15/31 .................................................................   10,066,565      10,036,545
(a)GNMA, 7.00%, 4/15/14 - 8/15/31 .................................................................   10,744,803      10,979,157
(a)GNMA, 7.50%, 10/15/23 - 10/15/29 ...............................................................    1,932,705       2,022,426
(a)GNMA, 8.00%, 1/15/17 - 1/15/28 .................................................................    1,356,230       1,454,412
   GNMA, 8.25%, 6/15/04 - 10/15/21 ................................................................    1,515,735       1,620,426
   GNMA, 8.50%, 3/15/17 - 4/01/32 .................................................................    3,878,869       4,174,759
(a)GNMA, 9.00%, 11/15/04 - 12/15/16 ...............................................................      687,404         742,586
   GNMA, 9.50%, 10/15/20 ..........................................................................       31,500          34,986
   GNMA, 10.00%, 10/15/17 - 2/15/19 ...............................................................       66,590          74,244
   GNMA, 10.50%, 1/15/16 ..........................................................................        1,414           1,595
   GNMA II, 6.50%, 1/20/26 ........................................................................    1,507,097       1,505,336
   GNMA II, 7.50%, 6/20/17 - 12/20/23 .............................................................    2,918,099       3,061,375
   GNMA II, 8.00%, 8/20/26 - 4/01/32 ..............................................................    2,149,742       2,254,597
   GNMA II, 8.50%, 4/01/32 ........................................................................      807,861         855,070
   GNMA II, 9.00%, 8/20/06 - 3/20/25 ..............................................................      117,228         127,236
   GNMA II, 10.50%, 6/20/20 .......................................................................          579             653
                                                                                                                    ------------
                                                                                                                      41,852,150
                                                                                                                    ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE, SF, .2%
   GNMA, ARM, 6.625%, 11/20/25 ....................................................................      199,010         204,211
   GNMA, ARM, 6.750%, 7/20/27 .....................................................................      278,535         285,012
                                                                                                                    ------------
                                                                                                                         489,223
                                                                                                                    ------------
   MISCELLANEOUS 11.4%
   AFC Home Equity Loan Trust, 6.40%, 5/25/25 .....................................................     3,139,019      3,119,629
   Countrywide Asset-Backed Certificates, 5.923%, 5/25/18 .........................................     1,249,046      1,249,919
   Equity One ABS, Inc., 5.191% - 6.132% , 5/25/32 - 8/25/32 ......................................     9,000,000      8,853,605
   Fannie Mae, 6.125%, 3/15/12 ....................................................................     4,000,000      4,031,248
   Freddie Mac, 6.00%, 6/15/11 ....................................................................     1,000,000        997,351
   Residential Asset Mortgage Products, Inc., 5.82%, 12/25/22 .....................................     2,991,288      3,017,208

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MISCELLANEOUS (CONT.)
   Residential Asset Securities Corp., 6.11% - 7.76%, 10/25/20 - 5/25/24 ..........................  $  5,227,589    $ 5,263,865
   Salomon Brothers Mortgage Securities VII, 6.592%, 12/18/33 .....................................     2,000,000      2,034,430
   Saxon Asset Securities Trust, 5.564%, 8/25/16 ..................................................     2,300,000      2,325,591
   Vanderbilt Mortgage Finance, 6.75%, 10/07/28 ...................................................       100,000         93,926
                                                                                                                    ------------
                                                                                                                      30,986,772
                                                                                                                    ------------
   PRUDENTIAL HOME MORTGAGE SECURITIES (PHMS) - ADJUSTABLE RATE .1%
   PHMS, 7.140%, 7/25/18 ..........................................................................       355,797        361,614
                                                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $290,270,914)                                                                   289,730,128
                                                                                                                    ------------
(b)REPURCHASE AGREEMENT 13.7%
   Joint Repurchase Agreement, 1.826%, 4/01/02, (Maturity Value $37,425,939) (COST $37,418,347) ...    37,418,347     37,418,347
    ABN AMRO Inc. (Maturity Value $3,373,135)
    Barclays Capital Inc. (Maturity Value $3,373,135)
    Bear, Stearns & Co., Inc. (Maturity Value $2,248,757)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,248,757)
    Deutsche Banc Alex Brown Inc. (Maturity Value $3,373,135)
    Goldman, Sachs & Co. (Maturity Value $3,373,135)
    Greenwich Capital Markets Inc. (Maturity Value $3,373,135)
    Lehman Brothers Inc. (Maturity Value $2,570,210)
    Morgan Stanley & Co. Inc. (Maturity Value $3,373,135)
    Nesbitt Burns Securities Inc. (Maturity Value $3,373,135)
    Paribas Corp. (Maturity Value $3,373,135)
    UBS Warburg, LLC (Maturity Value $3,373,135)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $327,689,261) 120.1% ...................................................                  327,148,475
   OTHER ASSETS, LESS LIABILITIES (20.1)% .........................................................                  (54,825,815)
                                                                                                                    ------------
   NET ASSETS 100.0% ..............................................................................                 $272,322,660
                                                                                                                    ============


   PORTFOLIO ABBREVIATIONS:
   SF - Single Family




(a)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(b)See Note 1(b) regarding joint repurchase agreement.



                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ..............................................................................................          $290,270,914
                                                                                                               =============
  Value .............................................................................................           289,730,128
 Repurchase agreements, at value and cost ...........................................................            37,418,347
 Receivables:
  Investment securities sold ........................................................................            15,151,770
  Capital shares sold ...............................................................................             3,500,925
  Dividends and interest ............................................................................             1,193,801
                                                                                                               -------------
      Total assets ..................................................................................           346,994,971
                                                                                                               -------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................            73,368,027
  Capital shares redeemed ...........................................................................             1,114,820
  Affiliates ........................................................................................                48,235
  Shareholders ......................................................................................                 6,254
 Other liabilities ..................................................................................               134,975
                                                                                                               -------------
      Total liabilities .............................................................................            74,672,311
                                                                                                               -------------
       Net assets, at value .........................................................................          $272,322,660
                                                                                                               =============
Net assets consist of:
 Undistributed net investment income ................................................................              (996,379)
 Net unrealized depreciation ........................................................................              (540,786)
 Accumulated net realized gain ......................................................................               388,201
 Capital shares .....................................................................................           273,471,624
                                                                                                               -------------
       Net assets, at value .........................................................................          $272,322,660
                                                                                                               =============
 Net asset value per share ($272,322,660 / 27,185,537 shares outstanding) ...........................                $10.02
                                                                                                               =============
 Maximum offering price per share ($10.02 / 95.75%) .................................................                $10.46
                                                                                                               =============




                           See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)



Investment income:
 Interest ...........................................................................................          $  6,001,718
                                                                                                               -------------
Expenses:
 Management fees (Note 3) ...........................................................................               454,294
 Transfer agent fees (Note 3) .......................................................................                71,173
 Custodian fees .....................................................................................                   951
 Reports to shareholders ............................................................................                 8,753
 Registration and filing fees .......................................................................                76,818
 Professional fees ..................................................................................                17,635
 Other ..............................................................................................                 3,606
                                                                                                               -------------
  Total expenses ....................................................................................               633,230
  Expenses waived/paid by affiliate (Note 3) ........................................................              (349,150)
                                                                                                               -------------
      Net expenses ..................................................................................               284,080
                                                                                                               -------------
       Net investment income ........................................................................             5,717,638
                                                                                                               -------------
Realized and unrealized gains (losses):
  Net realized gain from investments ................................................................               818,690
  Net unrealized depreciation on investments ........................................................            (4,111,135)
                                                                                                               -------------
Net realized and unrealized loss ....................................................................            (3,292,445)
                                                                                                               -------------
Net increase in net assets resulting from operations ................................................          $  2,425,193
                                                                                                               =============



                           See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                              SIX MONTHS           YEAR
                                                                                                 ENDED             ENDED
                                                                                            MARCH 31, 2002  SEPTEMBER 30, 2001
                                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................     $  5,717,638      $  5,885,747
  Net realized gain from investments ...................................................          818,690         2,351,449
  Net unrealized appreciation (depreciation) on investments ............................       (4,111,135)        3,513,238
                                                                                             -------------------------------
      Net increase in net assets resulting from operations .............................        2,425,193        11,750,434
 Distributions to shareholders from:
  Net investment income ................................................................       (6,639,790)       (6,598,962)
  Net realized gains ...................................................................       (1,823,380)               --
                                                                                             -------------------------------
 Total distributions to shareholders ...................................................       (8,463,170)       (6,598,962)
 Capital share transactions (Note 2) ...................................................       90,030,408       133,606,619
                                                                                             -------------------------------
      Net increase in net assets .......................................................       83,992,431       138,758,091
Net assets
 Beginning of period ...................................................................      188,330,229        49,572,138
                                                                                             -------------------------------
 End of period .........................................................................     $272,322,660      $188,330,229
                                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period .........................................................................     $   (996,379)     $    (74,227)
                                                                                             ===============================



                               See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Trust consists of one Fund, the Franklin Strategic Mortgage Portfolio (the
Fund), which seeks total return.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2002, all repurchase agreements had been entered into on March 28, 2002.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


F. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premiums and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or distributions of the Fund. At September 30, 2001, the Fund held no fixed-income securities purchased at a premium.

The effect of this change for the period ended March 31, 2002 was to decrease net investment income by $1,250, increase unrealized gains by $1,163, and increase realized gains by $87. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                        PERIOD ENDED                       YEAR ENDED
                                                                       MARCH 31, 2002                  SEPTEMBER 30, 2001
                                                                 ----------------------------------------------------------
                                                                    SHARES        AMOUNT              SHARES        AMOUNT
                                                                 ----------------------------------------------------------
Shares sold ............................................         11,817,643   $120,184,700        15,009,722   $151,269,128
Shares issued in reinvestment of distributions .........            672,818      6,822,217           497,796      5,026,350
Shares redeemed ........................................         (3,637,658)   (36,976,509)       (2,250,559)   (22,688,859)
                                                                 ----------------------------------------------------------
Net increase ...........................................          8,852,803   $ 90,030,408        13,256,959   $133,606,619
                                                                 ==========================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE   AVERAGE DAILY NET ASSETS
        ----------------------------------------------------------------
            .40%     First $250 million
            .38%     Over $250 million, up to and including $500 million
            .36%     In excess of $500 million


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

Distributors received net commissions from sales of Fund shares for the period of $12,107.


4. INCOME TAXES

At March 31, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $327,709,350 was as follows:


         Unrealized appreciation ..............    $ 1,173,921
         Unrealized depreciation ..............     (1,734,796)
                                                   ------------
         Net unrealized appreciation ..........    $  (560,875)
                                                   ============


At September 30, 2001, the Fund has deferred capital losses occuring subsequent to October 31, 2000 of $403,573. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions, bond premiums, and paydown losses.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, mortgage dollar roll transactions, bond premiums, and paydown losses.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2002 aggregated $217,046,437 and $110,391,373, respectively.

                      This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International
  (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
  Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
  Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
  U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
  Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
  Insurance Products Trust(12)



 1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
 2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
 3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
 4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
 5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
 6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
 7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
 8. No assurance exists that the fund's $1.00 per share price will be maintained.
 9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           05/02

                               PRESORTED STANDARD
                                   US POSTAGE
                                      PAID
                              SO. SAN FRANCISCO CA
                                 PERMIT NO. 655

[LOGO APPEARS HERE]
FRANKLIN TEMPLETON
   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301


This report must be preceded or accompanied by the current Franklin StrategicMortgage Portfolio prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



157 S2002 05/02